SPECTRUM


ADVANTUS SPECTRUM FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999


                                                               [LOGO]
                                                            ADVANTUS-TM-
                                                           FAMILY OF FUNDS


ASSET
ALLOCATION
 [ART]

ADVANTUS SPECTRUM FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          14

STATEMENT OF OPERATIONS                      15

STATEMENTS OF CHANGES IN NET ASSETS          16

NOTES TO FINANCIAL STATEMENTS                17

SHAREHOLDER SERVICES                         22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS SPECTRUM FUND

PERFORMANCE UPDATE

   [PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is
a mutual fund seeking the
most favorable total return
(from interest, dividends and
capital appreciation)
consistent with preservation
of capital. To achieve this
objective, the Fund will vary
the composition of its
portfolio with prevailing
economic conditions. At any
given time, the Fund's
portfolio may be primarily
composed of equity securities
(common stock, preferred
stock and securities
convertible into equity
securities), mortgage-related
securities, investment grade
debt securities, money market
securities or any combination
of these securities. The
investment adviser's
positioning of the portfolio
is determined by the
intermediate term outlook for
economic trends and market
momentum.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund's performance for the six-month period ended March 31, 1999 for each class of shares offered was as follows:

Class A..........................  15.89 percent*
Class B..........................  15.55 percent*
Class C..........................  15.52 percent*

The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ returned 34.80 percent and -.17 percent, respectively, for the same period. The Fund's Blended Index++ returned 19.88 percent for the same period.

PERFORMANCE ANALYSIS

The Technology sector continues to lead the market, along with large capitalization stocks and stocks with high expected growth rates. These stocks were propelled by their above-average revenue growth rates and by the continuing flow of money into portfolios that purchased these kinds of stocks.

The Fund benefited from a 30 percent weighting in the Technology sector, which gained about 12 percent* during the period. This technology allocation is equal to that of the Russell 1000 Growth Index.** A significant underweighting in the weak Consumer Staples sector also aided the Fund. The Consumer Staples sector continued to lag the market. Companies like Coca-Cola and Philip Morris disappointed investors with lower-than-anticipated results.

Our fundamental stock selection approach has resulted in relatively more investments in the mid-capitalization arena - those stocks in the range of $5 to $15 billion. One of the key reasons the Fund has lagged the performance of the Russell 1000 Growth Index** is that it owns fewer of the largest companies. However, we are uncovering many attractive investments in the mid-cap sector and believe that their lower valuations will likely be rewarded in the marketplace.

Strong performers in the Fund were America Online, EMC (computer storage), and Microsoft Corporation. Other winners for the Fund included world advertising leader, Omnicom Group and Tandy Corporation, an electronic retailer. The weak performers during the period included Service Corporation International (funeral home and cemetery operator), Health Management Associates (small market hospitals), and Philip Morris. Poor fundamentals deteriorated the outlook for Service Corporation, and it was sold from the Fund during first quarter 1999. Health Management Associates and Philip Morris still provide attractive valuations and remain in the Fund despite near-term risks.

The six-month period discussed in this report was a mutable time for the fixed-income market. As fourth quarter 1998 began, investor sentiment - based on global recession, low interest rates around the world and a fear of a bear market in stocks -- heavily favored the safety of the U.S. Treasury market. Liquidity in corporate bonds and mortgage-backed securities all but disappeared as buyers and market makers turned away from these asset classes. As the quarter unfolded, the Federal Reserve cut key short-term interest rates aggressively, and investor sentiment turned. The fears that haunted the marketplace subsided, and spreads on corporate bonds and mortgage-backed securities began to tighten as liquidity returned to these markets.

Interest rates climbed higher in the first quarter of 1999 as fixed income investors struggled with strong economic growth, higher oil prices, and a Federal Reserve that questioned the appropriateness of its last interest rate cut. While the Fed did not make any changes to monetary policy during the first quarter 1999, investors began to entertain the notion that its next move would be to raise interest rates. In Japan, early signs of a potential recovery caused Japanese investors to leave the U.S. bond market and reinvest back in their home market. This selling put pressure on U.S. Treasury prices. When the quarter ended, the yield on the 30-year bond had increased 53 basis points, while yields on intermediate maturity bonds rose between 44 and 59 basis points.

The bond portion of the Fund benefited from an over allocation to the spread sectors, corporate bonds and mortgage-backed securities. However, the duration of the Fund was longer than that of the market. With interest rates rising, longer-maturity bonds under performed shorter-maturity bonds, and this cut into the gains made on the credit side of the Fund.

Very early in the year, we sold off some of our large-cap stocks and replaced them with bonds, as rates moved to more attractive levels. We ended first quarter 1999 with an asset allocation mix of 65 percent stocks, 31 percent bonds, and 4 percent cash.

OUTLOOK
The long-term fundamentals for the U.S. stock and bond markets are still positive. Industrialized countries around the world are suffering from slow economic growth and over capacity. With global demand low and the ability to produce high, inflation will likely remain benign. Commodity prices are falling and are likely to stay depressed until worldwide economic activity begins to strengthen. Despite the global downturn, the U.S. has been an island of prosperity in the global marketplace. Strong domestic growth with low inflation and an accommodative Federal Reserve have kept both stocks and bonds performing well.

The remainder of the year will likely be filled with volatility, strong industry rotation, and nervousness as we approach the millennium. We will continue to implement our disciplined methodology in managing the Fund. We will seek to position the Fund to meaningfully participate in significant market advances while protecting your capital during periods of market decline.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Blended Index is comprised of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
        INVESTMENT IN ADVANTUS SPECTRUM FUND, RUSSELL 1000 GROWTH INDEX,
              LEHMAN BROTHERS AGGREGATE BOND INDEX, BLENDED INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1989 through March 31, 1999. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                         One year      8.33%
                                        Five year     14.17%
                                         Ten year     12.38%
(Thousands)
                                          Class A        CPI    Blended Index    Russell 1000         Lehman Brothers
                                                                                 Growth Index    Aggregate Bond Index
3/31/89                                   $10,000    $10,000          $10,000         $10,000                 $10,000
10/31/89                                   10,746     10,253           12,154          12,158                  11,187
10/31/90                                   10,689     10,899           11,969          11,470                  11,890
10/31/91                                   13,469     11,217           15,194          16,088                  13,770
10/31/92                                   14,960     11,577           16,816          17,828                  15,125
10/31/93                                   16,259     11,887           18,330          19,130                  16,920
9/30/94                                    15,947     12,247           18,713          19,699                  16,312
9/30/95                                    18,879     12,516           22,910          26,040                  18,606
9/30/96                                    21,468     12,892           26,086          31,611                  19,518
9/30/97                                    25,044     13,178           32,205          43,083                  21,413
9/30/98                                    27,877     13,178           36,147          47,866                  23,879
3/31/99                                    32,307     13,178           43,334          64,523                  23,838

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                       One year                       8.87%
                                                Since inception
                                                      (8/19/94)                      15.65%
(Thousands)
                                                        Class B        CPI    Blended Index    Russell 1000         Lehman Brothers
                                                                                               Growth Index    Aggregate Bond Index
8/19/1994                                               $10,000    $10,000          $10,000         $10,000                 $10,000
9/30/1994                                                10,003     10,067           10,209           9,863                   9,860
9/30/1995                                                11,316     10,289           12,499          12,836                  11,343
9/30/1996                                                12,953     10,598           14,231          15,250                  11,872
9/30/1997                                                15,184     10,833           17,570          20,504                  13,005
9/30/1998                                                16,913     10,987           19,720          22,952                  14,425
3/31/1999                                                19,566     11,081           23,641          31,294                  13,735

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class C:
One year                                  13.86%
Since inception (3/31/95)                 16.74%
(Thousands)
                                                               Blended    Russell 1000         Lehman Brothers
                                         Class C        CPI      Index    Growth Index    Aggregate Bond Index
3/01/95                                  $10,000    $10,000    $10,000         $10,000                 $10,000
9/30/95                                   11,263     10,146     12,243          12,272                  10,818
9/30/96                                   12,713     10,450     13,940          14,569                  11,323
9/30/97                                   14,731     10,682     17,210          19,588                  12,404
9/30/98                                   16,288     10,834     19,317          21,927                  13,757
3/31/99                                   18,816     10,927     23,157          29,896                  13,735

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                        MARKET     % OF STOCK
COMPANY                                     SHARES      VALUE       PORTFOLIO
-----------------------------------------  --------   ----------   -----------
General Electric Company.................    29,252   $3,236,002          4.7%
Microsoft Corporation....................    31,800    2,850,075          4.1%
Omnicom Group............................    30,910    2,470,868          3.6%
Tyco International Ltd...................    29,392    2,108,876          3.1%
Cisco Systems, Inc.......................    17,800    1,950,213          2.8%
                                                      ----------          ---
                                                      $12,616,034        18.3%
                                                      ----------          ---
                                                      ----------          ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                   % OF BOND
CATEGORY                                                           PORTFOLIO
----------------------------------------------------------------  -----------
U.S. Treasury...................................................        29.2%
U.S. Government Agencies........................................        22.9%
AAA rated.......................................................        10.4%
AA rated........................................................         6.0%
A rated.........................................................        13.7%
BBB rated.......................................................        14.1%
BB rated........................................................         3.7%
                                                                  -----------
                                                                       100.0%
                                                                  -----------
                                                                  -----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stocks                      1.5%
Bonds                                31.0%
Cash and Other
Assets/Liabilities                    3.2%
Common Stocks                        64.3%

                                                          Advantus Spectrum Fund
                                                       Investments in Securities

                                                                  March 31, 1999

(UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
COMMON STOCK (64.3%)
  CAPITAL GOODS (6.3%)
    Electrical Equipment (3.1%)
       29,252   General Electric Company............................................  $     3,236,002
                                                                                      ---------------
    Manufacturing (2.0%)
       29,392   Tyco International Ltd..............................................        2,108,876
                                                                                      ---------------
    Office Equipment (1.2%)
       11,500   Lexmark International Group, Inc. (b)...............................        1,285,125
                                                                                      ---------------
  COMMUNICATION SERVICES (1.5%)
    Telecommunication (1.5%)
       17,897   MCI Worldcom, Inc. (b)..............................................        1,585,003
                                                                                      ---------------
  CONSUMER CYCLICAL (10.1%)
    Auto (1.0%)
       20,200   Danaher Corporation.................................................        1,055,450
                                                                                      ---------------
    Building Materials (1.0%)
        4,200   D.R. Horton, Inc....................................................           70,350
       33,300   Masco Corporation...................................................          940,725
        3,100   Standard Pacific Corporation........................................           39,912
                                                                                      ---------------
                                                                                            1,050,987
                                                                                      ---------------
    Houseware (.6%)
       30,300   Leggett & Platt, Inc................................................          606,000
                                                                                      ---------------
    Lodging-Hotel (.3%)
       11,304   Host Marriott Corporation...........................................          125,757
        7,500   Meristar Hospitality Corporation....................................          136,406
        3,600   Starwood Lodging Trust..............................................          102,825
                                                                                      ---------------
                                                                                              364,988
                                                                                      ---------------
    Retail (3.4%)
       78,800   Family Dollar Stores................................................        1,812,400
       13,500   Home Depot, Inc.....................................................          840,375
        9,800   Wal-Mart Stores.....................................................          903,437
                                                                                      ---------------
                                                                                            3,556,212
                                                                                      ---------------

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  CONSUMER CYCLICAL--CONTINUED
    Service (3.8%)
       45,100   Cendant Corporation (b).............................................  $       710,325
        5,000   Fairfield Communities, Inc. (b).....................................           44,687
       30,910   Omnicom Group.......................................................        2,470,868
       19,300   Quintiles Transnational (b).........................................          728,575
                                                                                      ---------------
                                                                                            3,954,455
                                                                                      ---------------
  CONSUMER STAPLES (7.8%)
    Beverage (.5%)
        9,100   Coca-Cola Company...................................................          558,512
                                                                                      ---------------
    Entertainment (1.5%)
       32,100   Carnival Corporation................................................        1,558,856
                                                                                      ---------------
    Food & Health (.3%)
        6,600   U.S. Foodservice (b)................................................          306,900
                                                                                      ---------------
    Household Products (2.5%)
        5,600   Clorox Company......................................................          656,250
       37,200   Dial................................................................        1,278,750
        7,190   Procter & Gamble Company............................................          704,171
                                                                                      ---------------
                                                                                            2,639,171
                                                                                      ---------------
    Retail (1.5%)
       31,082   Safeway, Inc. (b)...................................................        1,594,895
                                                                                      ---------------
    Service (.9%)
       22,200   Automatic Data Processing, Inc......................................          918,525
                                                                                      ---------------
    Tobacco (.6%)
       18,700   Philip Morris Companies, Inc........................................          658,006
                                                                                      ---------------
  FINANCIAL (10.2%)
    Commercial Finance (1.3%)
       26,588   Finova Finance Trust................................................        1,379,252
                                                                                      ---------------
    Finance-Diversified (1.6%)
        3,400   Asset Investors Corporation.........................................           40,800
        2,800   Crescent Real Estate Equity Company (b).............................           60,200

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  FINANCIAL--CONTINUED
       24,500   Federal Home Loan Mortgage Corporation..............................  $     1,399,562
        4,100   Simon Property Group, Inc...........................................          112,494
          800   Trammell Crow Company (b)...........................................           14,800
                                                                                      ---------------
                                                                                            1,627,856
                                                                                      ---------------
    Insurance (2.4%)
       12,703   American International Group........................................        1,532,299
        8,700   Hartford Life.......................................................          478,500
       12,700   Nationwide Financial Services.......................................          533,400
                                                                                      ---------------
                                                                                            2,544,199
                                                                                      ---------------
    Investment Bankers/Brokers (.8%)
          336   Reckson Service Industries (b)......................................            1,512
       24,800   T. Rowe Price Associates............................................          852,500
                                                                                      ---------------
                                                                                              854,012
                                                                                      ---------------
    Real Estate (.1%)
       11,700   Catellus Development Corporation (b)................................          156,487
                                                                                      ---------------
    Real Estate Investment Trust (4.0%)
        5,000   Apartment Investment & Management Company...........................          181,250
        8,800   Archstone Communities Trust.........................................          177,100
        6,100   Arden Realty Group, Inc.............................................          135,725
        6,600   Avalon Bay Communities, Inc.........................................          208,725
        1,500   Cabot Industrial Trust..............................................           28,312
        4,000   Camden Property Trust...............................................           99,000
        4,900   Carramerica Realty Corporation......................................          108,106
        1,400   Charles E. Smith Realty, Inc........................................           43,137

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  FINANCIAL--CONTINUED
        6,800   Commercial Net Lease Realty.........................................  $        76,075
        8,600   Corporate Office Properties.........................................           55,363
        4,700   Developers Diversified Realty Corporation...........................           67,269
        2,700   Duke Realty Investments, Inc........................................           58,050
        2,200   Equity Office Properties Trust......................................           55,963
        3,600   Equity Residential Properties.......................................          148,500
        2,900   Essex Property Trust................................................           75,763
        1,500   Federal Realty Investment Trust.....................................           31,781
        3,000   Felcor Lodging Trust, Inc...........................................           69,563
        2,500   First Industrial Realty Trust.......................................           59,844
        2,400   Franchise Finance Corporation of America............................           50,550
        4,000   Gables Residential Trust............................................           88,250
        5,300   Glenborough Realty Trust, Inc.......................................           90,100
        3,110   Golf Trust of America, Inc..........................................           69,586
        6,000   Highwoods Properties, Inc...........................................          141,375
       11,700   Innkeepers USA Trust................................................          108,956
        7,200   Kilroy Realty.......................................................          147,600
        4,760   Koger Equity........................................................           63,963
        1,600   Lennar Corporation..................................................           35,800
        2,300   LNR Property Corporation............................................           45,425
        6,700   Macerich Company....................................................          152,006
        3,700   Mack-Cali Realty....................................................          108,688
        8,760   New Plan Excel Realty Trust.........................................          168,083
        5,000   Pacific Gulf Properties, Inc........................................           90,000

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  FINANCIAL--CONTINUED
        5,700   Pan Pacific Retail Properties.......................................  $       101,175
        3,200   Parkway Properties..................................................           90,200
        6,200   Philips International Realty........................................           87,963
        2,800   Post Properties, Inc................................................          100,800
        3,400   Prologis Trust......................................................           69,700
        8,160   Public Storage, Inc.................................................          204,000
        5,700   Regency Realty Corporation..........................................          106,875
        2,200   SL Green Realty Corporation.........................................           41,388
        1,400   Spieker Properties, Inc.............................................           49,350
        3,500   Summit Properties, Inc..............................................           58,406
        2,100   Tower Realty Trust, Inc.............................................           39,769
        2,400   Trinet Corporation..................................................           60,900
        2,700   Urban Shopping Centers, Inc.........................................           77,456
        1,100   Vornado Realty Trust................................................           37,950
                                                                                      ---------------
                                                                                            4,165,840
                                                                                      ---------------
  HEALTH CARE (10.4%)
    Drugs (5.1%)
        7,500   American Home Products Corporation..................................          489,375
       19,600   Bristol-Myers Squibb Company (b)....................................        1,260,525
        6,000   Eli Lilly & Company.................................................          509,250
       14,600   Merck & Co., Inc....................................................        1,170,738
        9,600   Pfizer, Inc.........................................................        1,332,000
       11,200   Schering Plough Corporation.........................................          619,500
                                                                                      ---------------
                                                                                            5,381,388
                                                                                      ---------------
    Health Care-Diversified (1.9%)
       10,600   Abbot Laboratories..................................................          496,213
       10,000   Johnson & Johnson...................................................          936,875

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  HEALTH CARE--CONTINUED
        8,800   Warner-Lambert Company..............................................  $       582,450
                                                                                      ---------------
                                                                                            2,015,538
                                                                                      ---------------
    Hospital Management (.7%)
       59,700   Health Management Associates, Inc. (b)..............................          727,594
                                                                                      ---------------
    Medical Products/Supplies (2.7%)
       29,000   Guidant Corporation.................................................        1,754,500
       43,500   Sybron International Corporation (b)................................        1,087,500
                                                                                      ---------------
                                                                                            2,842,000
                                                                                      ---------------
  TECHNOLOGY (17.4%)
       10,600   America Online, Inc.................................................        1,547,600
       13,800   BMC Software, Inc...................................................          511,463
       13,700   Cadence Design Systems, Inc.........................................          352,775
       17,800   Cisco Systems, Inc. (b).............................................        1,950,213
       19,300   Compaq Computer Corporation.........................................          611,569
       19,800   Dell Computer Corporation (b).......................................          809,325
       14,400   EMC Corporation (b).................................................        1,839,600
       25,700   Galileo International, Inc..........................................        1,243,238
       15,000   Intel...............................................................        1,786,875
       11,500   Lucent Technologies, Inc............................................        1,239,125
       31,800   Microsoft Corporation (b)...........................................        2,850,075
        5,600   Nokia Oyj (c).......................................................          872,200
       46,100   Nova Corporation (b)................................................        1,210,125
       13,850   Paychex, Inc........................................................          657,009
        6,000   Sun Microsystems, Inc. (b)..........................................          749,625
                                                                                      ---------------
                                                                                           18,230,817
                                                                                      ---------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                          MARKET
SHARES                                                                                   VALUE(A)
-------------                                                                         ---------------
  UTILITIES (.6%)
    Electric Companies (.6%)
       15,600   AES Corporation (b).................................................  $       581,100
                                                                                      ---------------
Total common stock
 (cost: $44,176,499)................................................................       67,544,046
                                                                                      ---------------

                                                                                         MARKET
SHARES                                                                                  VALUE(A)
------------                                                                         ---------------
PREFERRED STOCK (1.5%)
  FINANCIAL (1.5%)
    Real Estate Investment Trust (1.5%)
      14,000   Duke Realty Investments, Inc. - 7.99%...............................  $       637,875
       5,000   Nationwide Health Property, Inc. - 7.68%............................          472,188
      10,000   Prologis Trust - 8.54%..............................................          440,000
                                                                                     ---------------
                                                                                           1,550,063
                                                                                     ---------------
Total preferred stock
 (cost: $1,693,675)................................................................        1,550,063
                                                                                     ---------------


PRINCIPAL
------------
LONG-TERM DEBT SECURITIES (31.0%)
  GOVERNMENT OBLIGATIONS (16.4%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.4%)
      U.S. Treasury (9.0%)
$  3,000,000   (e)...........................................    4.875%    05/15/06        2,044,167
     300,000   ..............................................    5.500%    08/15/28          286,875
     500,000   ..............................................    5.625%    02/15/06          507,032
   1,100,000   ..............................................    5.750%    11/30/02        1,120,282
     750,000   ..............................................    5.875%    11/15/05          770,860
   1,900,000   ..............................................    6.000%    02/15/26        1,933,250
     800,000   ..............................................    4.750%    11/15/08          770,500
   2,050,000   ..............................................    5.375%    07/31/00        2,060,250
                                                                                     ---------------
                                                                                           9,493,216
                                                                                     ---------------
      Federal National Mortgage Association (FNMA) (4.2%)
     380,000   ..............................................    6.000%    03/15/14          376,805
     303,854   ..............................................    6.000%    02/01/29          295,383
     500,000   ..............................................    6.250%    12/25/13          501,390
     460,000   ..............................................    6.500%    03/15/14          463,900
     494,097   ..............................................    6.500%    10/01/28          490,070
     995,888   ..............................................    6.500%    12/01/28          991,446
     299,107   ..............................................    6.500%    02/01/29          296,670
     498,949   ..............................................    6.500%    02/01/29          496,723
     460,000   (f)...........................................    7.000%    04/15/14          469,775
                                                                                     ---------------
                                                                                           4,382,162
                                                                                     ---------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

  GOVERNMENT OBLIGATIONS --CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
------------                                                                         ---------------
      Government National Mortgage Association (GNMA) (2.9%)
$    468,918   ..............................................    7.000%    06/15/28  $       476,139
     749,063   ..............................................    7.000%    02/15/29          760,501
     248,415   ..............................................    7.500%    09/15/28          255,714
     282,050   ..............................................    7.500%    10/15/28          290,336
     274,838   ..............................................    7.500%    10/15/28          282,913
     970,398   ..............................................    7.000%    07/15/28          985,343
                                                                                     ---------------
                                                                                           3,050,946
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (.3%)
     339,000   Wyoming Community Development.................    6.850%    06/01/10          336,352
                                                                                     ---------------
               Total goverment obligations (cost: $17,712,518).....................       17,262,676
                                                                                     ---------------
  CORPORATE OBLIGATIONS (14.6%)
    BASIC MATERIALS (1.1%)
      Chemicals (.6%)
     556,849   Novartis AG-144A Issue (d)....................    7.240%    01/02/16          577,903
                                                                                     ---------------
      Paper and Forest (.5%)
     500,000   International Paper Company...................    6.875%    07/10/00          506,307
                                                                                     ---------------
    COMMUNICATION SERVICES (1.4%)
      Telephone (1.4%)
   1,000,000   AT&T Corporation..............................    6.500%    03/15/29          979,306
     500,000   GTE Corporation...............................    6.940%    04/15/28          510,851
                                                                                     ---------------
                                                                                           1,490,157
    CONSUMER CYCLICAL (1.1%)
      Auto (.7%)
     750,000   Meritor Automotive, Inc.......................    6.800%    02/15/09          744,599
                                                                                     ---------------
      Textiles (.4%)
               Reliance Industries Limited-144A Issue
     500,000    (c)(d).......................................   10.250%    01/15/97          381,403
                                                                                     ---------------
    CONSUMER STAPLES (1.2%)
      Entertainment (.7%)
     750,000   Time Warner, Inc. - 144A Issue (d)............    6.100%    12/30/01          753,316
                                                                                     ---------------
      Household Products (.5%)
     500,000   Premark International, Inc....................   10.500%    09/15/00          532,101
                                                                                     ---------------
    FINANCIAL (7.8%)
      Asset Backed (.7%)
     755,353   Prudential Home Mortgage Securities...........    6.500%    10/25/23          752,994
                                                                                     ---------------
      Banks (.6%)
     700,000   St. George Bank-144A Issue (c)(d).............    8.485%    12/31/49          648,278
                                                                                     ---------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
------------                                                                         ---------------
  CORPORATE OBLIGATIONS--CONTINUED
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.3%)
$    481,034   Bear Stearns Mortgage Securities, Inc.........    8.000%    11/25/29  $       492,131
   1,250,000   PNC Bank Corporation..........................    6.728%    01/25/07        1,287,979
     616,452   Tyron Mortgage Funding........................    7.750%    12/20/09          628,563
                                                                                     ---------------
                                                                                           2,408,673
      Commercial Finance (.7%)
     750,000   General Electric Capital Corporation..........    6.290%    12/15/07          759,925
                                                                                     ---------------
      Finance-Diversified (.2%)
     700,000   Guangdong Enterprises-144A Issue (c)(d).......    8.875%    05/22/07          238,000
                                                                                     ---------------
      Insurance (.5%)
     500,000   Unum Corporation..............................    6.750%    12/15/28          483,161
                                                                                     ---------------
      Investment Bankers/Brokers (.7%)
     750,000   Morgan Stanley Dean Witter....................    6.875%    03/01/07          774,754
                                                                                     ---------------
      Real Estate Investment Trust (1.3%)
     900,000   Bradley Operating LP..........................    7.000%    11/15/04          863,182
     500,000   Security Capital Pacific Trust................    7.500%    02/15/14          478,454
                                                                                     ---------------
                                                                                           1,341,636
      Savings and Loans (.8%)
     800,000   Bank United Corporation.......................    8.875%    05/01/07          820,534
                                                                                     ---------------
    HEALTH CARE (.5%)
      Medical Products/Supplies (.5%)
     500,000   Tyco International Group......................    6.875%    01/15/29          488,055
                                                                                     ---------------
    UTILITIES (1.5%)
      Electric Companies (.7%)
     750,000   Georgia Power Company.........................    5.500%    12/01/05          727,393
                                                                                     ---------------
      Natural Gas (.8%)
     800,000   Enron Corporation.............................    6.725%    11/15/37          814,040
                                                                                     ---------------
               Total corporate obligations (cost: $15,809,688).....................       15,243,229
                                                                                     ---------------
               Total long-term debt securities (cost: $33,522,206).................       32,505,905
                                                                                     ---------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
------------                                                                         ---------------
SHORT-TERM SECURITIES (3.3%)
$    352,911   Federated Prime Obligation Fund, current rate 4.860%................  $       352,911
   2,655,000   U.S. Treasury Bill............................    4.324%    04/15/99        2,649,993
     500,000   U.S. Treasury Bill............................    4.572%    05/20/99          496,971
                                                                                     ---------------
               Total short-term securities (cost: $3,500,431)......................        3,499,875
                                                                                     ---------------
               Total investments in securities (cost: $82,892,811) (g).............  $   105,099,889
                                                                                     ---------------
                                                                                     ---------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 2.0% of the net assets in foreign securities as of March 31, 1999.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1999, which includes acquisition date and cost, is as follows:

                                                                         ACQUISITION
SECURITY:                                                                   DATE          COST
-----------------------------------------------------------------------  ----------  ---------------
Novartus AG 144A Issue.................................................    Various   $       556,849
St George Bank 144A Issue..............................................   06/12/97           700,000
Guangdong Enterprises 144A Issue.......................................   08/06/97           722,526
Reliance Industries Limited 144A Issue.................................   10/15/97           539,040
Time Warner, Inc. 144A Issue...........................................   11/20/98           756,033
                                                                                     ---------------
                                                                                     $     3,274,448
                                                                                     ---------------
                                                                                     ---------------

(e) For zero coupon issues, the interest rate disclosed is the effective yield at the date of acquisition.
(f) At March 31, 1999 the total cost of investments issued on a when-issued or forward commitment basis is $471,673.
(g) At March 31, 1999 the cost of securities for federal income tax purposes was $83,337,616. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation......................................................  $    25,532,260
Gross unrealized depreciation......................................................       (3,769,987)
                                                                                     ---------------
Net unrealized appreciation........................................................  $    21,762,273
                                                                                     ---------------
                                                                                     ---------------

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(UNAUDITED)

                                                 ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing (identified cost: $82,892,811)...................................................  $ 105,099,889
Cash in bank on demand deposit............................................................         10,631
Receivable for Fund shares sold...........................................................         99,670
Receivable for investment securities sold.................................................        403,226
Accrued interest receivable...............................................................        384,467
Dividends receivable......................................................................         94,107
Other receivable..........................................................................          6,812
                                                                                            -------------
    Total assets..........................................................................    106,098,802
                                                                                            -------------
                                               LIABILITIES
Payable for investment securities purchased...............................................        840,104
Payable for Fund shares redeemed..........................................................        104,987
Payable to Adviser........................................................................        117,236
Other payables............................................................................            474
                                                                                            -------------
    Total liabilities.....................................................................      1,062,801
                                                                                            -------------
Net assets applicable to outstanding capital stock........................................  $ 105,036,001
                                                                                            -------------
                                                                                            -------------
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).....................................................................  $      56,583
  Additional paid-in capital..............................................................     79,650,980
  Undistributed net investment income.....................................................            689
  Accumulated net realized gains from investments.........................................      3,120,671
  Unrealized appreciation on investments..................................................     22,207,078
                                                                                            -------------
    Total - representing net assets applicable to outstanding capital stock...............  $ 105,036,001
                                                                                            -------------
                                                                                            -------------
Net assets applicable to outstanding Class A shares.......................................  $  75,933,397
                                                                                            -------------
                                                                                            -------------
Net assets applicable to outstanding Class B shares.......................................  $  23,515,829
                                                                                            -------------
                                                                                            -------------
Net assets applicable to outstanding Class C shares.......................................  $   5,586,775
                                                                                            -------------
                                                                                            -------------
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 4,215,137..................................................  $       18.01
                                                                                            -------------
                                                                                            -------------
  Class B - Shares outstanding 1,311,914..................................................  $       17.92
                                                                                            -------------
                                                                                            -------------
  Class C - Shares outstanding 313,517....................................................  $       17.82
                                                                                            -------------
                                                                                            -------------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
                                                                     (UNAUDITED)

Investment income:
  Interest.................................................................................  $    967,074
  Dividends................................................................................       436,995
                                                                                             ------------
    Total investment income................................................................     1,404,069
                                                                                             ------------
Expenses
  Investment advisory fee..................................................................       295,148
  Rule 12b-1 fees - Class A................................................................       115,285
  Rule 12b-1 fees - Class B................................................................       103,036
  Rule 12b-1 fees - Class C................................................................        23,622
  Administrative services fee..............................................................        26,200
  Custodian fees...........................................................................         6,069
  Auditing and accounting services.........................................................        17,221
  Legal fees...............................................................................         4,750
  Registration fees........................................................................        24,030
  Printing and shareholder reports.........................................................        19,269
  Insurance................................................................................         1,888
  Other....................................................................................         4,677
                                                                                             ------------
    Total expenses.........................................................................       641,195
                                                                                             ------------
    Investment income - net................................................................       762,874
                                                                                             ------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)...............................................     3,448,231
  Net change in unrealized appreciation or depreciation on investments.....................    10,060,627
                                                                                             ------------
    Net gains on investments...............................................................    13,508,858
                                                                                             ------------
Net increase in net assets resulting from operations.......................................  $ 14,271,732
                                                                                             ------------
                                                                                             ------------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                 1999           1998
                                                                             -------------  ------------
Operations:
  Investment income - net..................................................  $     762,874  $  1,583,461
  Net realized gain on investments.........................................      3,448,231     5,349,468
  Net change in unrealized appreciation or depreciation on investments.....     10,060,627     1,790,594
                                                                             -------------  ------------
      Increase in net assets resulting from operations.....................     14,271,732     8,723,523
                                                                             -------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A................................................................       (635,334)   (1,322,444)
    Class B................................................................       (119,047)     (211,503)
    Class C................................................................        (28,619)      (43,052)
  Net realized gains on investments:
    Class A................................................................     (3,760,571)   (5,089,394)
    Class B................................................................     (1,034,138)   (1,075,477)
    Class C................................................................       (249,664)     (191,928)
                                                                             -------------  ------------
      Total distributions..................................................     (5,827,373)   (7,933,798)
                                                                             -------------  ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A................................................................      3,992,294    14,488,116
    Class B................................................................      4,639,828     7,106,708
    Class C................................................................      1,747,878     3,764,605
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A................................................................      4,285,850     6,228,838
    Class B................................................................      1,140,397     1,212,158
    Class C................................................................        271,344       231,844
  Payments for redemption of shares:
    Class A................................................................     (6,828,017)  (16,214,526)
    Class B................................................................     (1,742,713)   (3,190,571)
    Class C................................................................       (885,101)   (1,843,302)
                                                                             -------------  ------------
      Increase in net assets from capital share transactions...............      6,621,760    11,783,870
                                                                             -------------  ------------
      Total increase in net assets.........................................     15,066,119    12,573,595
Net assets at beginning of period..........................................     89,969,882    77,396,287
                                                                             -------------  ------------
Net assets at end of period (including undistributed net investment income of $689 and $20,815, respectively)........................................  $ 105,036,001  $ 89,969,882
                                                                             -------------  ------------
                                                                             -------------  ------------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1999
                                                                     (UNAUDITED)

(1) ORGANIZATION

    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of March 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $471,673.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from October 1, 1998 to March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $60,416,677 and $59,846,157, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $111,091.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1998 to March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                            --------------------  --------------------  --------------------
                                              1999       1998       1999       1998       1999       1998
                                            ---------  ---------  ---------  ---------  ---------  ---------
Sold......................................    228,378    875,321    266,156    426,818    100,387    225,999
Issued for reinvested distributions.......    248,124    392,294     66,652     77,708     15,929     14,662
Redeemed..................................   (391,255)  (974,480)  (101,302)  (192,699)   (51,343)  (110,505)
                                            ---------  ---------  ---------  ---------  ---------  ---------
                                               85,247   (293,135)   231,506    311,827     64,973    130,156
                                            ---------  ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES

    At March 31, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1999 was $2,598,900 which represents 2.5% of net assets.

(7) YEAR 2000

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                            CLASS A
                                 ----------------------------------------------------------------------------------------------
                                 PERIOD FROM                                                      PERIOD FROM
                                  OCTOBER 1,                                                      NOVEMBER 1,
                                   1998 TO                 YEAR ENDED SEPTEMBER 30,                 1993 TO         YEAR ENDED
                                  MARCH 31,      --------------------------------------------    SEPTEMBER 30,     OCTOBER 31,
                                     1999          1998        1997        1996      1995(A)        1994(B)            1993
                                 ------------    --------    --------    --------    --------    --------------    ------------
Net asset value, beginning of
  period......................       $ 16.50     $  16.40    $  15.53    $  14.79    $  13.28          $ 13.92         $ 13.63
                                 ------------    --------    --------    --------    --------    --------------    ------------
Income from investment operations:
  Net investment income.......           .15          .33         .39         .34         .45              .28             .29
  Net gains (losses) on
    securities (both realized
    and unrealized)...........          2.43         1.40        2.02        1.59        1.88             (.55)            .86
                                 ------------    --------    --------    --------    --------    --------------    ------------
    Total from investment
      operations..............          2.58         1.73        2.41        1.93        2.33             (.27)           1.15
                                 ------------    --------    --------    --------    --------    --------------    ------------
Less distributions:
  Dividends from net
    investment income.........          (.15)        (.33)       (.39)       (.34)       (.44)            (.28)           (.31)
  Distributions from capital
    gains.....................          (.92)       (1.30)      (1.15)       (.85)       (.38)            (.09)           (.55)
                                 ------------    --------    --------    --------    --------    --------------    ------------
    Total distributions.......         (1.07)       (1.63)      (1.54)      (1.19)       (.82)            (.37)           (.86)
                                 ------------    --------    --------    --------    --------    --------------    ------------
Net asset value, end of
  period......................       $ 18.01     $  16.50    $  16.40    $  15.53    $  14.79          $ 13.28         $ 13.92
                                 ------------    --------    --------    --------    --------    --------------    ------------
                                 ------------    --------    --------    --------    --------    --------------    ------------
Total return (d)..............         15.89%       11.31%      16.66%      13.72%      18.38%           (1.92)%          8.68%
Net assets, end of period (in
  thousands)..................       $75,933     $ 68,157    $ 62,914    $ 54,848    $ 55,624          $55,286         $57,048
Ratio of expenses to average
  daily net assets............          1.13%(e)     1.19%       1.25%       1.26%       1.33%            1.27%(e)        1.22%
Ratio of net investment income
  to average daily net
  assets......................          1.72%(e)     1.98%       2.53%       2.28%       3.22%            2.24%(e)        2.16%
Portfolio turnover rate
  (excluding short-term
  securities).................          62.3%       139.8%      141.4%      140.5%      125.5%           124.5%           92.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(e)  Adjusted to an annual basis.
(f) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                        CLASS B
                                  -----------------------------------------------------------------------------------
                                  PERIOD FROM                                                           PERIOD FROM
                                   OCTOBER 1,                                                            AUGUST 19,
                                    1998 TO                   YEAR ENDED SEPTEMBER 30,                   1994(C) TO
                                   MARCH 31,       -----------------------------------------------     SEPTEMBER 30,
                                      1999           1998         1997         1996       1995(A)           1994
                                  ------------     --------     --------     --------     --------     --------------
Net asset value, beginning of
  period......................        $ 16.43      $  16.34     $  15.47     $  14.74     $  13.27           $ 13.36
                                  ------------     --------     --------     --------     --------           -------
Income from investment operations:
  Net investment income.......            .09           .22          .30          .27          .39               .03
  Net gains (losses) on
    securities (both realized
    and unrealized)...........           2.41          1.39         2.02         1.56         1.84              (.03)
                                  ------------     --------     --------     --------     --------           -------
    Total from investment
      operations..............           2.50          1.61         2.32         1.83         2.23                 -
                                  ------------     --------     --------     --------     --------           -------
Less distributions:
  Dividends from net
    investment income.........           (.09)         (.22)        (.30)        (.25)        (.38)             (.09)
  Distributions from capital
    gains.....................           (.92)        (1.30)       (1.15)        (.85)        (.38)                -
                                  ------------     --------     --------     --------     --------           -------
    Total distributions.......          (1.01)        (1.52)       (1.45)       (1.10)        (.76)             (.09)
                                  ------------     --------     --------     --------     --------           -------
Net asset value, end of
  period......................        $ 17.92      $  16.43     $  16.34     $  15.47     $  14.74           $ 13.27
                                  ------------     --------     --------     --------     --------           -------
                                  ------------     --------     --------     --------     --------           -------
Total return (d)..............          15.55%        10.55%       16.02%       13.07%       17.62%             (.04)%
Net assets, end of period (in
  thousands)..................        $23,516      $ 17,751     $ 12,556     $  7,860     $  3,131           $   140
Ratio of expenses to average
  daily net assets............           1.81%(e)      1.84%        1.90%        1.90%        1.99%              .23%(f)
Ratio of net investment income
  to average daily net
  assets......................           1.07%(e)      1.32%        1.89%        1.67%        2.30%              .37%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................           62.3%        139.8%       141.4%       140.5%       125.5%            124.5%

                                                                 CLASS C
                                  ----------------------------------------------------------------------
                                  PERIOD FROM                                              PERIOD FROM
                                   OCTOBER 1,                                                MARCH 1,
                                    1998 TO             YEAR ENDED SEPTEMBER 30,            1995(C) TO
                                   MARCH 31,       ----------------------------------     SEPTEMBER 30,
                                      1999           1998         1997         1996            1995
                                  ------------     --------     --------     --------     --------------
Net asset value, beginning of
  period......................        $ 16.34      $  16.27     $  15.43     $  14.74           $ 13.36
                                  ------------     --------     --------     --------           -------
Income from investment operati
  Net investment income.......            .09           .24          .28          .28               .24
  Net gains (losses) on
    securities (both realized
    and unrealized)...........           2.41          1.36         2.01         1.52              1.43
                                  ------------     --------     --------     --------           -------
    Total from investment
      operations..............           2.50          1.60         2.29         1.80              1.67
                                  ------------     --------     --------     --------           -------
Less distributions:
  Dividends from net
    investment income.........           (.10)         (.23)        (.30)        (.26)             (.29)
  Distributions from capital
    gains.....................           (.92)        (1.30)       (1.15)        (.85)                -
                                  ------------     --------     --------     --------           -------
    Total distributions.......          (1.02)        (1.53)       (1.45)       (1.11)             (.29)
                                  ------------     --------     --------     --------           -------
Net asset value, end of
  period......................        $ 17.82      $  16.34     $  16.27     $  15.43           $ 14.74
                                  ------------     --------     --------     --------           -------
                                  ------------     --------     --------     --------           -------
Total return (d)..............          15.52%        10.57%       15.87%       12.87%            12.63%
Net assets, end of period (in
  thousands)..................        $ 5,587      $  4,062     $  1,926     $  1,351           $   199
Ratio of expenses to average
  daily net assets............           1.81%(e)      1.83%        1.90%        1.90%             2.00%(e)
Ratio of net investment income
  to average daily net
  assets......................           1.07%(e)      1.31%        1.88%        1.73%             2.17%(e)
Portfolio turnover rate
  (excluding short-term
  securities).................           62.3%        139.8%       141.4%       140.5%            125.5%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F48638 Rev. 5-1999